     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2008

Sunergy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52767	Pending
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

2575 Palmerston Ave,
West Vancouver, British Columbia, Canada	V7V 2W4
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	604-809-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d -2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e -4(c))

ITEM 4.01     Changes in Registrant’s Certifying Accountant.

On January 21, 2008, Amisano Hanson, Chartered Accountants (“Amisano Hanson”) resigned as our independent accountants. Amisano Hanson recently entered into an agreement with BDO Dunwoody LLP (“BDO Dunwoody”), pursuant to which Amisano Hanson will merge its operations into BDO Dunwoody and certain of the professional staff and partners joined BDO Dunwoody either as employees or partners of BDO Dunwoody and will continue to practice as members of BDO Dunwoody.

Amisano Hanson’s audit reports on our financial statements for the period from our inception on January 28, 2003 to December 31, 2003, and for the fiscal years ended December 31, 2004, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that such reports on our financial statements contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern.. Furthermore, there were no disagreements between us and Amisano Hanson relating to the fiscal periods audited or any subsequent interim period through to the date of resignation on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

We engaged BDO Dunwoody LLP, Chartered Accountants and Advisors (“BDO”) as our new independent accountant concurrent with the resignation of Amisano Hanson. Prior to engaging BDO Dunwoody, the Company did not consult with BDO Dunwoody regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody on the Company's financial statements, and BDO Dunwoody did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided Amisano Hanson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Amisano Hanson furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 28, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to change accountants was approved by our Board of Directors.

Exhibits:

16.1	Letter from Amisano Hanson, Chartered Accountants to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunergy, Inc.
a Nevada corporation

/s/  Christian Brule
By: ____________________________
      Christian Brule, Director

DATED: March 28, 2008